UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ____)

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Filed by a Party other than the Registrant	☒

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SIGNATURE GROUP HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

James A. McIntyre
J. Hunter Brown
Barton I. Gurewitz
Robert A. Peiser
Joyce White
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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James A. McIntyre, together with the other participants named therein, has made a definitive filing with the Securities and Exchange Commission of a proxy statement and accompanying GOLD proxy card to be used to solicit votes for the election of a slate of director nominees at the 2012 annual meeting of stockholders of Signature Group Holding, Inc., a Nevada corporation.

On July 17, 2012, Mr. McIntyre mailed the following letter to stockholders:

GOLD CARD NOMINEES
c/o James A. McIntyre
1114 State Street
Suite 211
Santa Barbara, CA 93101

GOLD CARD NOMINEES REITERATE NEED FOR CHANGE AT SIGNATURE GROUP HOLDINGS

Urge All Stockholders to Vote FOR the GOLD Card Nominees and Initiate New Plan to Accelerate Realization of Full Value

Encourage Stockholders to Join GOLD Card Nominees in Their Effort to Reverse the Destruction of Stockholder Value

Dear Fellow Stockholders:

The future of your Company is at stake.  After two long years, you finally have the opportunity to decide the future of your investment in Signature Group Holdings, Inc. (“Signature” or the “Company”).  And after two long years of watching the value of your investment march steadily downward, you finally have the opportunity to tell the Board and management that a 50% decline in the value of the Company’s stock is enough.

We, the GOLD Card Nominees, believe we have developed a plan that will reverse this poor performance and effectively leverage the Company’s assets to unlock the inherent value of the Company, benefitting all stockholders.  Make no mistake: Our interests are 100% aligned with yours.

Our Plan—Compare It To Management’s

1.
First, identify and execute large transactions that can immediately monetize Signature’s nearly $900 million in NOLs.  This includes our intention to engage a superior investment bank to identify possible merger partners that will benefit, and importantly, pay for, the value of the NOLs.  As a reminder: Management has already acknowledged in the Company’s financial statements that sufficient uncertainty exists as to the realizability of the NOL’s.1

2.
Second, discontinue what appears to us, and likely you, a flawed strategy of an overly diversified business catering to small transactions within multiple markets. In our opinion, management’s strategy is likely destined for failure given its inability to leverage resources, create a strong and predictable financial model with favorable returns and its ongoing distraction from what we believe should be the Company’s core business mission and strategy—the efficient and effective utilization of the Company’s primary asset, its NOLs.

__________
1 Source: Signature Group Holdings, Inc. Quarterly Report for the Period Ended March 31, 2012, Note 9 to Consolidated Financial Statements.

3.
Finally, eliminate the unnecessary and, in our opinion, egregious Board approved compensation expenses.  Recently the Board decided CEO Craig Noell and the Company’s former President, Kenneth Grossman, were worth over $2.2 million annually.  In light of our own experiences as responsible directors of other companies, this is outrageous given the continued deterioration in the Company’s share value and returns.

    Consider the following when asking yourselves how much these people should be paid to manage your investment:

o	The price of Signature’s stock dropped from $0.71 per share on June 30, 2010 to $0.36 per share on May 24, 2012—a drop of nearly 50%.

o	The Company’s listed assets on its financial statements dropped from $157.8 million in June 2010 to $139.2 million as of March 31, 2012.

o	The Company’s stockholder equity decreased from $90.9 million in June 2010 to $63.3 million as of March 31, 2012—a decrease of approximately 31%.

o	The current Board and management failed to provide stockholders with current financial information for almost two years prior to their delayed SEC filings.

o
Finally, despite management’s lip-service concerning its commitment to leveraging the benefits of the Company’s large base of NOLs, only two deals have been completed in the past two years; one with revenues of less than $2 million, and none in approximately one year.

o	In our view, the only thing that has grown in the past two years besides stockholder losses has been managements’ bank accounts

Our Nominees—Compare Them To Management’s

In contrast to the Company’s slate of director nominees, the GOLD Card Nominees have:

o	Extensive experience leading companies as CEOs;

o	Significant track records as public company Board members;

o	Strong backgrounds in the financial services industry;

o	Expertise and backgrounds in corporate governance;

o	A commitment to working solely in the interest of stockholders with a plan to unlock the value of Signature’s significant asset in a timely manner; and

o	A commitment to strong corporate governance and a soundly functioning Board to protect stockholder interests.

	Gold Card Nominees	Signature Nominees
CEO Experience:	James McIntyre, Robert Peiser, Joyce White	Craig Noell

Public Company Board Experience: (other than Signature)	J. Hunter Brown, Robert Peiser, Barton Gurewitz, Joyce White	NONE

Board Committee / Corporate Governance: (other than Signature)	Hunter Brown, Robert Peiser, Joyce White	NONE

Ultimately, the decision should be simple: To accelerate the realization of the true value of Signature, you, the stockholders, must vote the GOLD proxy card to elect the five independent, experienced and highly qualified GOLD Card Nominees -- J. Hunter Brown, Barton I. Gurewitz, James A. McIntyre, Robert A. Peiser and Joyce White.

TIME IS RUNNING SHORT.  TO SUPPORT THE GOLD CARD NOMINEES, PLEASE REFER TO THE INSTRUCTIONS ON THE ENCLOSED GOLD PROXY CARD TO VOTE BY INTERNET OR TELEPHONE.  PLEASE VOTE TODAY

We urge you to vote the GOLD Proxy.  Help return the Company to its original mission as it emerged from bankruptcy—the effective and efficient utilization of its remaining assets.  THIS IS OUR OPPORTUNITY FOR CHANGE: DO NOT PASS IT UP. We did not come this far to invest our money in a quilt-like enterprise that is turning into a long-term job program for the Board and management.

It is very important that you return ONLY the GOLD proxy card and NOT the WHITE proxy card.   Even if you have already voted the white proxy card, you can still change your vote using the enclosed GOLD proxy card.  Only your latest-dated validly executed proxy card will count.

We look forward to your support at the Annual Meeting.

Best Regards,

J. Hunter Brown,  Barton I. Gurewitz, James A. McIntyre, Robert A. Peiser  and Joyce White

Since the stockholder meeting is fast approaching, please vote by Internet or telephone to ensure your vote is received in time.  It is quick and easy.  Instructions for doing so are included on the enclosed GOLD proxy card.

If you have any questions, require assistance with voting your GOLD proxy card, or need additional copies of the proxy materials, please contact:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
proxy@mackenziepartners.com
or
CALL TOLL FREE (800) 322-2885

SIGNATURE GROUP HOLDINGS, INC.

Annual Meeting of Stockholders
July 24, 2012

Your vote is critically important, no matter how many or how few shares you own!

Since time is running short, to ensure that your vote is counted, please vote using either of the following methods:

INTERNET

1. Locate the **GOLD** voting instruction form enclosed in this package.
2. Go to the **www.proxyvote.com.**
3. Locate the 12 digit Control Number printed on the right hand side of the **GOLD** voting instruction form.
4. Follow the simple instructions on the website.

TOLL-FREE TELEPHONE

1. Locate the **GOLD** voting instruction form enclosed in this package.
2. Using a touch tone phone, call **(800) 454-8683.**
3. When prompted, enter your 12 digit Control Number which is printed on the right hand side of your **GOLD** voting instruction form.
4. Follow the simple recorded instructions.

Please vote today. It is fast and easy.

If you have any questions or require assistance in voting your shares, please call MacKenzie Partners, Inc. toll-free at (800) 322-2885.